UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date Earliest Event reported):
February 18, 2025

Grocery Outlet Holding Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-38950	47-1874201
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
5650 Hollis Street, Emeryville, California		94608
(Address of principal executive offices)		(Zip Code)
(510) 845-1999
(Registrant's telephone number, including area code)
___________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.001 per share	GO	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.
On February 25, 2025, Grocery Outlet Holding Corp. (the "Company") announced its financial results for the fiscal quarter and fiscal year ended December 28, 2024 ("fiscal 2024"). The full text of the press release issued by the Company is furnished as Exhibit 99.1 to this report.
The information in Item 2.02 of this current report on Form 8-K (including Exhibit 99.1 furnished herewith) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Item 2.05 Costs Associated With Exit or Disposal Activities.
During the fourth quarter of fiscal 2024, the Company began to initiate a restructuring plan that is intended to improve long-term profitability and cash flow generation, optimize the footprint of new store growth and lower the Company’s cost base (the "Restructuring Plan"). As further discussed below, the Restructuring Plan provides for (i) the termination of leases for unopened stores in suboptimal locations, 15 of which were planned to open in fiscal 2025 and eight of which were planned to open in fiscal 2026 (the "Lease Terminations"), (ii) the cancellation of certain capital-intensive warehouse projects and (iii) the implementation of a workforce reduction, pursuant to which the Company notified affected employees on February 18, 2025 (the "Workforce Reduction"). These actions under the Restructuring Plan are expected to be substantially completed by the first half of fiscal 2025.
The Company currently estimates that it will incur total costs under the Restructuring Plan of between $52 million and $61 million, of which between $36 million and $45 million are expected to be cash expenditures. The Restructuring Plan includes the activities set forth below.
•The Company is optimizing new store growth in fiscal 2025 and fiscal 2026 to increase efficiencies for distribution and optimize brand awareness and marketing. Specifically, the Company is narrowing its focus in its future new store openings to target existing markets and a smaller set of high-priority adjacent new markets to improve new store sales productivity and return on invested capital. The Company plans to open 33 to 35 net new stores in fiscal 2025 in existing markets and a smaller set of high-priority adjacent new markets. The Company incurred $9.2 million of non-cash impairment of long-lived assets in the fourth quarter of fiscal 2024 related to the Lease Terminations. The Company estimates that it will incur between $30 million to $37 million of additional cash expense related to the Lease Terminations in the first half of fiscal 2025.
•The Company is shifting its planned investments in distribution infrastructure in fiscal 2025 and fiscal 2026 away from highly capital-intensive projects. The Company will instead invest in lower cost distribution centers for dry goods to enhance capacity and improve inventory management and overall execution. In connection with this shift, the Company cancelled certain warehouse projects, resulting in $6.7 million of non-cash impairment of long-lived assets in the fourth quarter of fiscal 2024.
•The Company is building a more scalable cost structure through the implementation of the Workforce Reduction, which reduced headcount by approximately 40 full-time employees in the first quarter of 2025 with total cash cost incurred of $1.6 million, including employee severance, employee benefit and related costs.
•In connection with the Restructuring Plan, the Company estimates that it will incur cash costs of between $4.5 million and $6.5 million in legal and other professional fees in the first half of 2025.
This Current Report on Form 8-K includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this report other than statements of historical fact may constitute forward-looking statements, including statements regarding the estimated amounts, types and timing of costs that the Company will incur in connection with the Restructuring Plan, the timing of completion of the Lease Terminations, and the Company’s revised near-term business strategy and plans. These forward-looking statements are subject to a number of risks, uncertainties and assumptions that may cause actual results to differ materially from those expressed or implied by any forward-looking statements, including risks that: the Company may be unable to implement the Lease Terminations as anticipated on a timely basis, at an acceptable cost or at all, and, if necessary, the Company may not be successful in leasing or subleasing such properties to third parties at market prices for the remaining terms; the actual amount of expenses and cash expenditures associated with the Restructuring Plan may exceed the Company’s estimates; the Company may incur additional expenses not currently contemplated due to unanticipated events associated with the Restructuring Plan; the Company’s distribution center strategy may hinder its future distribution capabilities; the Company may fail to manage any disruptions to its operations or growth strategy from the Restructuring Plan; the Restructuring Plan may harm the Company’s reputation with landlords, prospective employees and other stakeholders and may harm its retention with remaining employees; the Restructuring Plan may not generate the intended benefits to the extent or as quickly as anticipated; and other factors discussed under "Risk Factors" in the Company's most recent annual report on Form 10-K and in other subsequent reports the Company files with the United States Securities and Exchange Commission (the "SEC"). The Company's periodic filings are accessible on the SEC's website at www.sec.gov. Moreover, the Company operates in a very competitive and rapidly changing environment, and new risks emerge from time to time. Although the Company believes that the expectations reflected in the forward-looking statements are reasonable, and the Company’s expectations based on third-party information and projections are from sources that management believes to be reputable, the Company cannot guarantee that future results, levels of activity, performance or achievements. These forward-looking statements are made as of the date of this report or as of the date specified herein and the Company has based these forward-looking statements on current expectations and projections about future events and trends. Except as required by law, the Company does not undertake any duty to update any of these forward-looking statements after the date of this report or to conform these statements to actual results or revised expectations.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	Press release, dated February 25, 2024, entitled "Grocery Outlet Holding Corp. Announces Fourth Quarter and Fiscal 2024 Financial Results."
104	Cover Page Interactive Data File - the cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

Grocery Outlet Holding Corp.

Date:	February 25, 2025	By:	/s/ Christopher M. Miller
		Name:	Christopher M. Miller
		Title:	Executive Vice President, Chief Financial Officer